JOHN HANCOCK CURRENT INTEREST

John Hancock Money Market Fund (the “Fund”)

Supplement dated April 26, 2017 to the current Statement of Additional Information (“SAI”), as may be supplemented

The following information supplements and supersedes any information to the contrary contained in the SAI.

The “Net Asset Value” section is revised and restated in its entirety as follows:

NET ASSET VALUE

The NAV for each class of the Fund is normally determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time), by dividing a class’s net assets by the number of its shares outstanding. The Fund operates as a government money market fund, as defined in Rule 2a-7 under the 1940 Act, and, accordingly, uses the amortized cost valuation method, which approximates market value, to value its portfolio securities. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.

The Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. The procedures direct the Advisor to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant NAV of $1.00 for the Fund. The procedures also direct the Advisor to determine NAV based upon available market quotations (“Shadow Pricing”), pursuant to which the Fund shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Board (the actual calculations, however, may be made by persons acting pursuant to the direction of the Board.) If the fair value of a security needs to be determined, the Subadvisor will provide determinations, in accordance with procedures and methods established by the Board, of the fair value of securities held by the Fund.

In determining market quotations that the fund may use for purposes of Shadow Pricing, pricing vendors may use matrix pricing or models that utilize certain inputs and assumptions to derive market quotations, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions. Special Shadow Pricing considerations may apply with respect to the fund's “odd-lot” positions, as the fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. Pricing vendors generally determine market quotations for securities assuming orderly transactions of institutional round lot sizes, but a fund may transact in such securities in smaller, odd lot sizes.

The Pricing Committee engages in oversight activities with respect to the fund's pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors.

In the event that the deviation from the amortized cost exceeds 0.50% of $1, or $0.005, per share in NAV, the Advisor shall promptly call a special meeting of the Board to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Fund’s amortized cost NAV may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Board include, but are not limited to:

 redeeming shares in kind;

 selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Fund;

withholding or reducing dividends;

utilizing a NAV based on available market quotations; or

 investing all cash in instruments with a maturity on the next business day.

The Fund also may reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the NAV at $1.00 for the Fund.

Since a dividend is declared to shareholders each time net asset value is determined, the NAV per share of each class of the Fund will normally remain constant at $1.00. There is no assurance that the Fund can maintain the $1.00 NAV. Monthly, any increase in the value of a shareholder’s investment in either class from dividends is reflected as an increase in the number of shares of such class in the shareholder’s account or is distributed as cash if a shareholder has so elected.

It is expected that the Fund’s net income will be positive each time it is determined. However, if because of a sudden rise in interest rates or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset the negative amount against income accrued during the month for each shareholder account. If at the time of payment of a distribution such negative amount exceeds a shareholder’s portion of accrued income, the Fund may reduce the number of its outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full or fractional shares which represents the amount of excess. By investing in any class of shares of the Fund, shareholders are deemed to have agreed to make such a contribution. This procedure permits the Fund to maintain its NAV at $1.00.

If, in the view of the Trustees, it is inadvisable to continue the practice of maintaining the Fund’s NAV at $1.00, the Trustees reserve the right to alter the procedures for determining NAV. The Fund will notify shareholders of any such alteration.

You should read this Supplement in conjunction with the SAI and retain it for future reference.